            SUPPLEMENT DATED JANUARY 30, 1998 TO THE PROSPECTUSES,
                          AS SUPPLEMENTED TO DATE, OF

                               SIERRA TRUST FUNDS
                            (dated October 31, 1997)
                                      and
                       SIERRA ASSET MANAGEMENT PORTFOLIOS
                            (dated October 31, 1997)

The Prospectuses referred to above are amended and supplemented as follows:

     The shareholders of the Sierra Trust Funds ("STF") Short Term Global Government Fund approved the merger of that Fund with and into the STF Short Term High Quality Bond Fund. That merger was completed on January 30, 1998. As a result, shares of the STF Short Term Global Government Fund are no longer available for purchase.

     In addition, shareholders of the following funds have approved the merger of such funds with and into the indicated funds:

SIERRA TRUST FUNDS                                COMPOSITE FUNDS
("MERGING FUNDS")                                 ("MERGED FUNDS")
---------------------------------------------------------------------------------------------
U.S. Government Fund             with and into    Composite U.S. Government Securities Fund
---------------------------------------------------------------------------------------------
Corporate Income Fund            with and into    Composite Income Fund
---------------------------------------------------------------------------------------------
Growth and Income Fund           with and into    Composite Growth & Income Fund
---------------------------------------------------------------------------------------------
Global Money Fund                with and into    Composite Money Market Fund
---------------------------------------------------------------------------------------------
U.S. Government Money Fund       with and into    Composite Money Market Fund
---------------------------------------------------------------------------------------------
National Municipal Fund          with and into    Composite Tax-Exempt Bond Fund
---------------------------------------------------------------------------------------------

     It is expected that these mergers will be completed on or about March 20, 1998. It is expected that shares of the Merging Funds will be available for purchase until March 13, 1998.

     The shareholders of each of the funds of STF and Sierra Asset Management Portfolios (collectively, the "Sierra Funds") also approved the appointment of Composite Research & Management Co. ("Composite") as the new investment adviser for the Sierra Funds other than the Merging Funds. Composite and its affiliates, including Sierra Capital Management Corporation, are subsidiaries of Washington Mutual Inc. Composite assumed management of the Short Term High Quality Bond, California Money and Target Maturity 2002 Funds of STF on January 30, 1998, and it is expected that Composite will begin managing the remaining Sierra Funds on or about March 20, 1998. Management fees are payable to Composite at the following annual rates: Short Term High Quality Bond Fund, 0.50% of the first $200 million of average daily net assets, 0.45% of the next $300 million, and 0.40% thereafter; California Money Fund, 0.45% of the first $500 million in average net assets and 0.40% thereafter; and Target Maturity 2002 Fund, 0.25% of average daily net assets. Composite has voluntarily agreed to waive, through December 31, 1998, a portion of its management fees if and to the extent that total fund expenses of each of these Funds would exceed the Fund's level of expenses as of June 30, 1997. In addition, Composite has voluntarily agreed to limit its management fee for California Money Fund to 0.40% through June 30, 1998.

     The shareholders also approved the reappointment of the sub-advisors for the California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, Emerging Growth and International Growth Funds of STF. Composite manages the portfolios of Short Term High Quality Bond, California Money and Target Maturity 2002 Funds of STF without a sub-advisor.
In addition, the Trust is seeking an order from the Securities and Exchange Commission under which the Board of Trustees of Sierra Trust Funds would have the ability to replace or appoint sub-advisors for any of the Sierra Trust Funds without seeking shareholder approval.

     The individuals with primary responsibility for the day-to-day management of the Sierra Funds' portfolios remain unchanged except as follows: Gary J. Pokrzywinski, CFA, Vice President and Senior Portfolio Manager of Composite, has been employed by Composite since 1992 and has primary responsibility for the day-to-day management of the Short Term High Quality Bond and Target Maturity 2002 Funds of STF; and Audrey Quaye, Vice President and Portfolio Manager of Composite, has been employed by Composite since 1996 and has primary responsibility for the day-to-day management of the California Money Fund.

     In addition to the types of net asset value purchases described in their Prospectuses, the Sierra Funds may offer Class A shares at net asset value to investors who purchase Class A shares with the sales proceeds from mutual funds advised by Composite or its affiliates (excluding money market funds).

     On or about March 20, 1998, Murphey Favre Securities Services, Inc. will become the transfer agent for the Sierra Funds. Administrative services formerly provided by Sierra Fund Administration Corporation are, effective January 30, 1998, paid for by Composite out of its management fee and provided by Murphey Favre Securities Services, Inc., an affiliate of Composite, for the Short Term High Quality Bond, California Money and Target Maturity 2002 Funds of STF, and, on or about March 20, 1998, will be paid for by Composite out of its management fee and provided by Murphey Favre Securities Services, Inc. for the remaining funds of STF. On or about March 20, 1998, administrative services provided to Sierra Asset Management Portfolios will be provided by Murphey Favre Securities Services, Inc.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                               SIERRA TRUST FUNDS
                       SIERRA ASSET MANAGEMENT PORTFOLIOS
                                 P.O. BOX 5118
                      WESTBORO, MASSACHUSETTS  01581-5118

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